UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2024, Plug Power Inc., a Delaware corporation (the “Company”), held a conference call and live audio webcast regarding its financial results for the fourth quarter and year ended December 31, 2023. An audio webcast is accessible via the Events & Presentations section of the Company’s website at https://www.ir.plugpower.com/events-and-presentations/default.aspx.

A written transcript of this webcast presentation is being furnished by the Company on this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall this item or Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Cautionary Note on Forward-Looking Statements

This communication and the statements in Exhibit 99.1 to this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“Plug”), including but not limited to statements about Plug’s cash management strategic initiative and the anticipated benefits from the implementation of such initiative, including with respect to cost savings and inventory management; Plug’s ability to deliver on its business and strategic objectives, including its intent to augment its product suite and enlarge its market footprint; Plug’s expectations regarding its near-term capital strategy, financial profile and market outlook, including with respect to its cash burn and ATM program; Plug’s expectations with respect to price increases with customers; Plug’s expectation that existing investments and  cash management will position it for growth, value creation, continued innovation in renewable energy; the timing of Plug becoming cash flow positive; Plug’s expectations regarding its projects and products, including with respect to its term sheet with the Department of Energy, its joint venture with Olin in Louisiana, its plants in Georgia, Tennessee, Texas and New York, material handling products, stationary products, electrolyzer projects and new products in its energy business; Plug’s plans regarding its production plants and the timing of the development and commercial operation of such plants; Plug’s plans to use these plants to drive margin improvement and fuel cost; Plug’s belief that it can resolve the material weaknesses in internal control over financial reporting as of December 31, 2023 and the timing thereof; Plug’s belief with respect to the ability and timing of selling government regulations and economic incentives, including with respect to the Inflation Reduction Act, Investment Tax Credits, Section 45V Credit for Production of Clean Hydrogen and the National Environmental Policy Act (NEPA); Plug’s expectations regarding hydrogen supply, pricing and its relationship with hydrogen suppliers.

You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that we may continue to incur losses and might never achieve or maintain profitability; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all; the risk that we may not be able to expand our business or manage our future growth effectively; the risk that we may not be able to remediate the material weaknesses identified in internal control over financial reporting as of December 31, 2023, or otherwise maintain an effective system of internal control over financial reporting; the risk thar global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act; and the risk that we may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as any subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. We disclaim any obligation to update forward-looking statements except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Transcript of Webcast Presentation held on March 1, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: March 4, 2024	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer